EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          In connection with the Quarterly Report of Matrixx Initiatives, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Hemelt, Executive Vice President, Chief Financial Officer, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Hemelt

William J. Hemelt
Executive Vice President, Chief
Financial Officer & Treasurer
Dated: May 5, 2006